Exhibit 10.7

REAFFIRMATION OF GUARANTY

June 10, 2011

DZ Bank AG Deutsche Zentral-Genossenschaftsbank 609 Fifth Avenue New York, New York 10017-1021 Autobahn Funding Company LLC c/o DZ Bank AG Deutsche Zentral-Genossenschaftsbank 609 Fifth Avenue New York, New York 10017-1021

We refer to that certain (i) Credit and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of July 15, 2008, by and among by and among GWG DLP Funding II, LLC, as a Borrower (“GWG DLP”), United Lending SPV, LLC, a Delaware limited liability company, as a Borrower

(“United Lending SPV” and, together with GWG DLP, the “Borrowers”), GWG Life Settlements, LLC, a Delaware limited liability company, as a Seller and the Life Settlement Master Servicer (“GWG Life Settlements”), United Lending, LLC, a Delaware limited liability company, as a Seller and the Premium Finance Master Servicer (“United Lending” and, together with GWG Life Settlements, the “Master Servicers”), Opportunity Bridge Funding, LLC, as a Seller (“OBF”), GWG Holdings, Inc. (successor-in-interest to GWG Holdings, LLC), a Delaware corporation, as the Performance Guarantor (“GWG Holdings”), Autobahn Funding Company LLC, as lender (the “Lender”), and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, as agent (the “Agent”), (ii) the Performance Guaranty dated as of July 15, 2008 (as amended or otherwise modified from time to time, the “Performance Guaranty”) by the Performance Guarantor in favor of the Borrowers, the Lender and the Agent. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

On the date hereof, the Performance Guarantor converted from a Delaware limited liability company to a Delaware corporation pursuant to Title 8, Section 265 of the Delaware General Corporation Law on the date hereof (the “Conversion”). The Performance Guarantor, as so converted to a Delaware corporation, hereby (i) reaffirms all of its obligations under the Performance Guaranty and the other Related Documents to which it is a party and (ii) acknowledges and agrees that (A) the Performance Guaranty and such other Related Documents remain in full force and effect and are binding upon it after giving effect to the Conversion and (B) the Performance Guaranty and such other Related Documents are hereby ratified and confirmed.

[Signature page to follow]

Signature Page to Reaffirmation of Performance Guaranty